                              FIXED RATE LOAN GROUP

            Mortgage Rates for the Fixed Rate Mortgage Loan Group(1)

                                                         Number of          Aggregate Principal          Percent of
Mortgage Rate                                         Mortgage Loans        Balance Outstanding          Loan Group
-------------                                         --------------        -------------------          ----------
Up to 6.50%................................                  1              $     35,000                     0.0%
6.50%-6.99%................................                  1                   149,772                     0.1
7.00%-7.49%................................                  7                   672,162                     0.5
7.50%-7.99%................................                 56                 4,653,004                     3.6
8.00%-8.49%................................                 77                 5,676,039                     4.4
8.50%-8.99%................................                217                18,504,540                    14.2
9.00%-9.49%................................                148                11,775,353                     9.1
9.50%-9.99%................................                330                26,838,242                    20.6
10.00%-10.49%..............................                200                15,250,300                    11.7
10.50%-10.99%..............................                265                20,963,524                    16.1
11.00%-11.49%..............................                161                11,732,699                     9.0
11.50%-11.99%..............................                101                 6,372,592                     4.9
12.00%-12.49%..............................                 54                 3,817,356                     2.9
12.50%-12.99%..............................                 31                 2,296,813                     1.8
13.00%-13.49%..............................                 11                   459,000                     0.4
13.50%-13.99%..............................                 12                   576,894                     0.4
14.00%-14.49%..............................                  4                   191,794                     0.1
14.50%-14.99%..............................                  1                    39,987                     0.0
                                                         -----              ------------                  ------
                  Totals   ................              1,677              $130,005,070                   100.0%
                                                         =====              ============                   =====

-----------
(1) As of the Cut-off Date, the Mortgage Rates borne by the Fixed Rate Mortgage Loans ranged from 6.45% per annum to 14.50% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans was approximately 9.99% per annum.

  Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group(1)

                                                     Number of       Aggregate Principal         Percent of
Remaining Term                                    Mortgage Loans     Balance Outstanding         Loan Group
--------------                                    --------------     -------------------         ----------
109 to 120...............................               13            $    497,797                    0.4%
145 to 156...............................                1                  33,251                    0.0
157 to 168...............................                3                 227,988                    0.2
169 to 180 ..............................              833              61,239,629                   47.1
229 to 240...............................              138               9,536,072                    7.3
289 to 300...............................                4                 184,912                    0.1
337 to 348...............................                2                  97,872                    0.1
349 to 360...............................              683              58,187,549                   44.8
                                                     -----            ------------                  -----
                           Totals   .....            1,677            $130,005,070                  100.0%
                                                     =====            ============                  =====

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans ranged from 112 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans was approximately 263.02 months.

  Remaining Months to Expected Maturity for the Fixed Rate Mortgage Loan Group


                                                 Number of          Aggregate Principal         Percent of
Remaining Term                                Mortgage Loans        Balance Outstanding         Loan Group
--------------                                --------------        -------------------         ----------
109 to 120...............................             13              $    497,797                  0.4%
145 to 156...............................              1                    33,251                  0.0
157 to 168...............................              4                   281,394                  0.2
169 to 180 ..............................            832                61,186,222                 47.1
217 to 228...............................              2                   114,519                  0.1
229 to 240...............................            136                 9,421,553                  7.2
289 to 300...............................              5                   259,138                  0.2
325 to 336...............................              1                    41,526                  0.0
337 to 348...............................              8                   553,210                  0.4
349 to 360...............................            675                57,616,459                 44.3
                                                   -----              ------------                -----
                           Totals   .....          1,677              $130,005,070                100.0%
                                                   =====              ============                =====

                Original Mortgage Loan Principal Balances for the
                        Fixed Rate Mortgage Loan Group(1)

                                                               Number of      Aggregate Principal        Percent of
Range of Original Mortgage Loan Principal Balances          Mortgage Loans    Balance Outstanding        Loan Group
--------------------------------------------------          --------------    -------------------        ----------
Up to $100,000......................................             1,318            $73,893,170               56.8%
$100,001-$150,000...................................               235             28,454,609               21.9
$150,001-$200,000...................................                71             12,373,145                9.5
$200,001-$250,000...................................                23              5,231,736                4.0
$250,001-$300,000...................................                15              3,989,724                3.1
$300,001-$350,000...................................                 5              1,682,228                1.3
$350,001-$400,000...................................                 4              1,541,203                1.2
$400,001-$450,000...................................                 2                856,410                0.7
$450,001-$500,000...................................                 3              1,471,082                1.1
$500,001-$550,000...................................                 1                511,764                0.4
         Totals   ..................................             1,677           $130,005,070              100.0%

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans ranged from approximately $10,394 to approximately $511,764 and the average outstanding principal balance of the Fixed Rate Mortgage Loans was approximately $77,522.

            State Distributions of Fixed Rate Mortgaged Properties(1)

                                                            Number of          Aggregate Principal          Percent of
State                                                    Mortgage Loans        Balance Outstanding          Loan Group
-----                                                    --------------        -------------------          ----------
Arizona.....................................                    36               $ 2,514,635                    1.9%
Arkansas....................................                    14                   713,775                    0.5
California..................................                    51                 7,803,464                    6.0
Colorado....................................                    48                 4,960,645                    3.8
Connecticut.................................                    29                 2,796,357                    2.2
District of Columbia........................                     7                   453,678                    0.3
Florida.....................................                   210                16,213,478                   12.5
Georgia.....................................                    74                 5,352,500                    4.1
Hawaii......................................                     1                   149,900                    0.1
Idaho.......................................                     8                   564,192                    0.4
Illinois....................................                    45                 3,181,596                    2.4
Indiana.....................................                    81                 4,571,792                    3.5
Iowa........................................                     5                   231,318                    0.2
Kansas......................................                     5                   307,553                    0.2
Kentucky....................................                    18                 1,289,039                    1.0
Louisiana...................................                    37                 2,500,249                    1.9
Maine.......................................                     4                   205,821                    0.2
Maryland....................................                    26                 2,110,743                    1.6
Massachusetts...............................                    32                 3,536,544                    2.7
Michigan....................................                   107                 6,485,909                    5.0

                                                            Number of          Aggregate Principal          Percent of
State                                                    Mortgage Loans        Balance Outstanding          Loan Group
-----                                                    --------------        -------------------          ----------
Minnesota...................................                    17                 1,276,116                    1.0
Mississippi.................................                    17                   902,475                    0.7
Missouri....................................                    32                 1,467,124                    1.1
Montana.....................................                     3                   224,052                    0.2
Nebraska....................................                     4                   189,212                    0.1
Nevada......................................                     4                   248,668                    0.2
New Hampshire...............................                     5                   440,152                    0.3
New Jersey..................................                    40                 4,802,732                    3.7
New Mexico..................................                    41                 2,935,479                    2.3
New York....................................                   145                14,393,963                   11.1
North Carolina..............................                    55                 4,156,340                    3.2
North Dakota................................                     1                    44,800                    0.0
Ohio........................................                   109                 6,877,964                    5.3
Oklahoma....................................                    12                   732,930                    0.6
Oregon......................................                    30                 2,633,621                    2.0
Pennsylvania................................                    66                 3,538,744                    2.7
Rhode Island................................                     9                   765,811                    0.6
South Carolina..............................                    27                 1,549,851                    1.2
South Dakota................................                     6                   400,673                    0.3
Tennessee...................................                   101                 6,712,138                    5.2
Texas.......................................                    30                 1,919,913                    1.5
Utah........................................                     8                   718,415                    0.6
Vermont.....................................                     5                   479,023                    0.4
Virginia....................................                    19                 1,768,382                    1.4
Washington..................................                    27                 3,495,582                    2.7
West Virginia...............................                     9                   527,583                    0.4
Wisconsin...................................                    16                   797,910                    0.6
Wyoming.....................................                     1                    62,231                    0.0
                                                             -----              ------------                  -----
        Totals..............................                 1,677              $130,005,070                  100.0%
                                                             =====              ============                  =====

---------------
(1) No more than approximately 0.42% of the Fixed Rate Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area.

         Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group(1)

                                                            Number of          Aggregate Principal           Percent of
Range of Loan-to-Value Ratio                             Mortgage Loans        Balance Outstanding           Loan Group
----------------------------                             --------------        -------------------           ----------
50.00% or less.............................                    180                $ 10,758,304                   8.3%
50.01%-55.00%..............................                     70                   5,276,197                   4.1
55.01%-60.00%..............................                    116                   7,933,913                   6.1
60.01%-65.00%..............................                    122                   9,210,690                   7.1
65.01%-70.00%..............................                    171                  12,193,965                   9.4
70.01%-75.00%..............................                    257                  20,191,882                  15.5
75.01%-80.00%..............................                    409                  33,342,003                  25.6
80.01%-85.00%..............................                    254                  22,004,375                  16.9
85.01%-90.00%..............................                     92                   8,574,855                   6.6
90.01%-95.00%..............................                      6                     518,886                   0.4
                                                             -----                ------------                 -----
   Totals..................................                  1,677                $130,005,070                 100.0%
                                                             =====                ============                 =====

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans ranged from 15.6% to 95.0% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans was approximately 72.41%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                          Number of          Aggregate Principal          Percent of
Loan Purpose                                           Mortgage Loans       Balance Outstanding           Loan Group
------------                                           --------------       -------------------           ----------
Purchase....................................                 286               $ 22,686,920                  17.5%
Refinance--Rate/Term........................                 195                 14,356,628                  11.0
Refinance--Cashout..........................               1,196                 92,961,522                  71.5
                                                           -----               ------------                 -----
   Totals...................................               1,677               $130,005,070                 100.0%
                                                           =====               ============                 =====

       Type of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                          Number of         Aggregate Principal         Percent of
Property Type                                          Mortgage Loans       Balance Outstanding         Loan Group
-------------                                          --------------       -------------------         ----------
Single-family Detached......................                1,306              $101,475,998                78.1%
Two- to Four-Family Dwelling Unit...........                  143                11,974,765                 9.2
Planned Unit Development....................                   32                 2,223,877                 1.7
Detached Planned Unit Development...........                   29                 3,556,914                 2.7
Condominium.................................                   47                 3,053,272                 2.4
Small Mixed Use.............................                   13                 1,454,745                 1.1
Manufactured Housing........................                  107                 6,265,498                 4.8
                                                            -----              ------------               -----
        Totals..............................                1,677              $130,005,070               100.0%
                                                            =====              ============               =====

          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                          Number of          Aggregate Principal         Percent of
Documentation                                           Mortgage Loans       Balance Outstanding         Loan Group
-------------                                           --------------       -------------------         ----------
Full Documentation.............................             1,280                $ 92,713,568                71.3%
24 Month Bank Statement........................               148                  15,564,988                12.0
Reduced Documentation..........................                46                   4,577,192                 3.5
Stated Documentation...........................               203                  17,149,322                13.2
                                                            -----                ------------               -----
        Totals.................................             1,677                $130,005,070               100.0%
                                                            =====                ============               =====

            Occupancy Types for the Fixed Rate Mortgage Loan Group(1)

                                                           Number of           Aggregate Principal         Percent of
Occupancy                                               Mortgage Loans         Balance Outstanding         Loan Group
---------                                               --------------         -------------------         ----------
Owner-occupied................................              1,466                 $116,928,324                 89.9%
Second Home...................................                 15                    1,096,970                  0.8
Investment....................................                196                   11,979,777                  9.2
                                                            -----                 ------------                -----
        Totals................................              1,677                 $130,005,070                100.0%
                                                            =====                 ============                =====

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.

       Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................            342                 $ 27,370,523                21.1%
1 ............................................            444                   34,481,622                26.5
2.............................................            491                   38,280,622                29.4
3.............................................             90                    7,348,366                 5.7
4.............................................            103                    7,927,031                 6.1
5.............................................             69                    4,820,890                 3.7
6.............................................             57                    4,322,201                 3.3
7.............................................             30                    2,147,448                 1.7
8.............................................             17                    1,131,140                 0.9
9.............................................             12                      864,311                 0.7
10............................................              9                      556,128                 0.4
11............................................              9                      460,850                 0.4
12............................................              2                       27,917                 0.0
13............................................              3                      181,021                 0.1
17............................................              1                       85,000                 0.1
                                                        -----                 ------------               -----
        Totals................................          1,677                 $130,005,070               100.0%
                                                        =====                 ============               =====

---------------
(1) The weighted average age of the Fixed Rate Mortgage Loans is approximately 2 months.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
A-............................................            569                 $ 46,118,660                35.5%
AO............................................            573                   47,439,273                36.5
B.............................................            263                   18,976,550                14.6
B-............................................            115                    7,988,424                 6.1
C.............................................            114                    6,852,954                 5.3
C-............................................             33                    1,935,515                 1.5
D ............................................             10                      693,694                 0.5
                                                        -----                 ------------               -----
        Totals................................          1,677                 $130,005,070               100.0%
                                                        =====                 ============               =====

           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1997..........................................              1                 $     85,000                 0.1%
1998..........................................            882                   67,216,048                51.7
1999..........................................            794                   62,704,022                48.2
                                                        -----                 ------------               -----
        Totals................................          1,677                 $130,005,070               100.0%
                                                        =====                 ============               =====

         Prepayment Penalties for the Fixed Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None    ......................................           472                 $ 33,987,177                26.1%
12 months.....................................           133                   12,879,682                 9.9
24 months.....................................            41                    3,726,519                 2.9
36 months.....................................           592                   43,942,942                33.8
60 months.....................................           439                   35,468,751                27.3
                                                       -----                  -----------               -----
        Totals................................         1,677                 $130,005,070               100.0%
                                                       =====                  ===========               =====

---------------
(1) The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans having prepayment penalties is approximately 41 months.

                           ADJUSTABLE RATE LOAN GROUP

      Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)

                                                  Number of           Aggregate Principal          Percent of
Mortgage Rate                                   Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   --------------        -------------------          ----------
6.00%-6.49%................................             1              $    360,917                     0.2%
6.50%-6.99%................................             4                   414,453                     0.2
7.00%-7.49%................................             9                 1,086,481                     0.5
7.50%-7.99%................................            52                 6,343,910                     2.7
8.00%-8.49%................................           100                13,984,526                     6.0
8.50%-8.99%................................           237                32,613,366                    13.9
9.00%-9.49%................................           281                35,745,090                    15.2
9.50%-9.99%................................           388                45,042,620                    19.2
10.00%-10.49%..............................           311                36,101,067                    15.4
10.50%-10.99%..............................           329                34,923,001                    14.9
11.00%-11.49%..............................           142                13,466,161                     5.7
11.50%-11.99%..............................            76                 7,995,642                     3.4
12.00%-12.49%..............................            40                 4,296,938                     1.8
12.50%-12.99%..............................            21                 1,807,608                     0.8
13.00%-13.49%..............................            11                   800,206                     0.3
14.00%-14.49%..............................             1                    21,000                     0.0
                                                    -----              ------------                   -----
      Totals...............................         2,003              $235,002,986                   100.0%
                                                    =====              ============                   =====

-----------
(1) As of the Cut-off Date, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans ranged from 6.40% per annum to 13.75% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans was approximately 9.79% per annum.

                   Remaining Months to Stated Maturity for the
                     Adjustable Rate Mortgage Loan Group(1)

                                                 Number of          Aggregate Principal         Percent of
Remaining Term                                Mortgage Loans        Balance Outstanding         Loan Group
--------------                                --------------        -------------------         ----------
337 to 348..............................              5                $    740,514                 0.3%
349 to 360..............................          1,998                 234,262,473                99.7
                                                  -----                ------------               -----
        Totals..........................          2,003                $235,002,986               100.0%
                                                  =====                ============               =====

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans ranged from 340.0 months to 360.0 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans was approximately 358.44 months.

                  Remaining Months to Expected Maturity for the
                       Adjustable Rate Mortgage Loan Group

                                                 Number of          Aggregate Principal         Percent of
Remaining Term                                Mortgage Loans        Balance Outstanding         Loan Group
--------------                                --------------        -------------------         ----------
301 to 312...............................             2                $    256,511                 0.1%
313 to 324...............................             1                      53,432                 0.0
325 to 336...............................             2                     214,755                 0.1
337 to 348...............................            10                   1,357,419                 0.6
349 to 360...............................         1,988                 233,120,869                99.2
                                                  -----                ------------               -----
        Totals...........................         2,003                $235,002,986               100.0%
                                                  =====                ============               =====

                Original Mortgage Loan Principal Balances for the
                     Adjustable Rate Mortgage Loan Group(1)

                                                               Number of       Aggregate Principal        Percent of
Range of Original Mortgage Loan Principal Balances           Mortgage Loans    Balance Outstanding        Loan Group
--------------------------------------------------           --------------    -------------------        ----------
Up to $100,000......................................             1,058            $ 69,761,666                29.7%
$100,001-$150,000...................................               496              60,543,947                25.8
$150,001-$200,000...................................               214              37,072,270                15.8
$200,001-$250,000...................................               114              25,672,416                10.9
$250,001-$300,000...................................                52              14,299,421                 6.1
$300,001-$350,000...................................                23               7,442,340                 3.2
$350,001-$400,000...................................                24               8,975,985                 3.8
$400,001-$450,000...................................                 6               2,520,234                 1.1
$450,001-$500,000...................................                11               5,353,385                 2.3
$500,001-$550,000...................................                 1                 514,500                 0.2
$550,001-$600,000...................................                 1                 559,435                 0.2
$600,001-$650,000...................................                 1                 636,903                 0.3
$650,001-$700,000...................................                 1                 661,175                 0.3
$700,001-$800,000...................................                 1                 799,250                 0.3
                                                                 -----            ------------               -----
        Totals......................................             2,003            $235,002,986               100.0%
                                                                 =====            ============               =====

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans ranged from approximately $10,600 to approximately $799,250 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans was approximately $117,326.


         State Distributions of Adjustable Rate Mortgaged Properties(1)

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Arizona.....................................           32                $ 4,524,748                   1.9%
Arkansas....................................            5                    307,211                   0.1
California..................................          105                 21,484,812                   9.1
Colorado....................................          121                 16,388,093                   7.0
Connecticut.................................           56                  7,579,603                   3.2
Delaware....................................            5                    481,952                   0.1
District of Columbia........................            7                    795,871                   0.3
Florida.....................................          193                 21,215,891                   9.0
Georgia.....................................           62                  7,036,960                   3.0
Idaho.......................................           13                    936,954                   0.4
Illinois....................................           76                  8,598,133                   3.7
Indiana.....................................           37                  2,787,594                   1.2
Iowa........................................            2                     84,375                   0.0
Kansas......................................            2                    157,718                   0.1

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Kentucky....................................            24                 1,916,887                    0.8
Louisiana...................................            26                 2,520,309                    1.1
Maine.......................................             1                    60,000                    0.0
Maryland....................................            29                 3,841,096                    1.6
Massachusetts...............................            73                 9,731,786                    4.1
Michigan....................................           205                19,141,425                    8.1
Minnesota...................................            59                 6,327,715                    2.7
Mississippi.................................            10                 1,180,753                    0.5
Missouri....................................            41                 3,517,711                    1.5
Montana.....................................             2                   170,487                    0.1
Nebraska....................................             1                    47,761                    0.0
Nevada......................................             6                   878,112                    0.4
New Hampshire...............................            22                 2,005,073                    0.9
New Jersey..................................           102                13,798,116                    5.9
New Mexico..................................            14                 1,048,032                    0.4
New York....................................            94                14,562,724                    6.2
North Carolina..............................            39                 4,025,790                    1.7
North Dakota................................             1                    73,575                    0.0
Ohio........................................           108                 9,047,986                    3.9
Oklahoma....................................            14                 1,709,442                    0.7
Oregon......................................            29                 3,349,390                    1.4
Pennsylvania................................            44                 4,104,842                    1.7
Rhode Island................................            12                 1,274,245                    0.6
South Carolina..............................            17                 1,253,499                    0.5
Tennessee...................................            45                 4,277,649                    1.8
Texas.......................................            62                 8,610,727                    3.7
Utah........................................            71                10,046,251                    4.3
Vermont.....................................            12                 1,043,908                    0.4
Virginia....................................            21                 3,100,457                    1.3
Washington..................................            38                 4,823,658                    2.1
West Virginia...............................             3                   289,577                    0.1
Wisconsin...................................            60                 4,509,371                    1.9
Wyoming.....................................             2                   334,717                    0.1
                                                     -----              ------------                  -----
        Totals..............................         2,003              $235,002,986                  100.0%
                                                     =====              ============                  =====

---------------
(1) No more than approximately 0.51% of the Adjustable Rate Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area.

       Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group(1)

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratio                    Mortgage Loans        Balance Outstanding           Loan Group
----------------------------                    --------------        -------------------           ----------
50.00% or less.............................             76              $  6,594,937                     2.8%
50.01%-55.00%..............................             45                 4,411,497                     1.9
55.01%-60.00%..............................             75                 8,868,467                     3.8
60.01%-65.00%..............................            129                14,522,034                     6.2
65.01%-70.00%..............................            200                23,603,427                    10.0
70.01%-75.00%..............................            298                34,124,565                    14.5
75.01%-80.00%..............................            541                64,635,929                    27.5
80.01%-85.00%..............................            355                43,639,806                    18.6
85.01%-90.00%..............................            266                32,618,165                    13.9
90.01%-95.00%..............................             18                 1,984,159                     0.8
                                                     -----              ------------                   -----
   Totals..................................          2,003              $235,002,986                   100.0%
                                                     =====              ============                   =====

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans ranged from 17.10% to 95.00% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans was approximately 76.88%.

            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................            721              $ 87,074,653                 37.1%
Refinance--Rate/Term........................            215                26,614,495                 11.3
Refinance--Cashout..........................          1,067               121,313,839                 51.1
                                                      -----              ------------                -----
   Totals...................................          2,003              $235,002,986                100.0%
                                                      =====              ============                =====

    Type of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                    Number of         Aggregate Principal         Percent of
Property Type                                    Mortgage Loans       Balance Outstanding         Loan Group
-------------                                    --------------       -------------------         ----------
Single-family Detached......................          1,628              $187,679,955                 79.9%
Two- to Four-Family Dwelling Unit...........            170                18,080,786                  7.7
Detached Planned Unit Development...........             82                15,985,469                  6.8
Condominium.................................             52                 4,718,475                  2.0
Small Mixed.................................              1                   182,000                  0.1
Planned Unit Development....................             52                 7,142,115                  3.0
Manufactured Housing........................             18                 1,214,187                  0.5
                                                      -----              ------------                -----
        Totals..............................          2,003              $235,002,986                100.0%
                                                      =====              ============                =====

        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal         Percent of
Documentation                                      Mortgage Loans       Balance Outstanding         Loan Group
-------------                                      --------------       -------------------         ----------
Full Documentation.............................         1,470              $158,899,651                67.6%
24 Month Bank Statement........................           199                32,969,873                14.0
Reduced Documentation..........................            96                14,977,500                 6.4
Stated Documentation...........................           238                28,155,963                12.0
                                                        -----              ------------               -----
        Totals.................................         2,003              $235,002,986               100.0%
                                                        =====              ============               =====

         Occupancy Types for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................          1,772                 $215,035,444                91.5%
Second Home...................................             20                    2,063,006                 0.9
Investment....................................            211                   17,904,536                 7.6
                                                        -----                 ------------               -----
        Totals................................          2,003                 $235,002,986               100.0%

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.

    Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................            583               $ 68,740,859                29.3%
1.............................................            588                 64,840,793                27.6
2.............................................            646                 79,796,828                34.0
3.............................................             19                  2,155,752                 0.9
4.............................................             29                  2,913,677                 1.2
5.............................................             19                  1,585,717                 0.7
6.............................................             53                  6,576,628                 2.8
7.............................................             28                  2,963,451                 1.3
8.............................................             16                  2,079,094                 0.9
9.............................................              7                  1,247,138                 0.5
10............................................              4                    584,325                 0.2
11............................................              6                    778,211                 0.3
18............................................              3                    429,562                 0.2
20 ...........................................              2                    310,952                 0.1
                                                        -----               ------------               -----
        Totals................................          2,003               $235,002,986               100.0%
                                                        =====               ============               =====

---------------
(1) The weighted average age of the Fixed Rate Mortgage Loans is approximately 2 months.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
A-............................................            732                 $ 89,535,887                38.1%
AO ...........................................            565                   72,314,034                30.8
B.............................................            374                   41,213,404                17.5
B-............................................             97                   10,852,814                 4.6
C.............................................            153                   13,240,976                 5.6
C-............................................             53                    5,234,681                 2.2
D  ...........................................             29                    2,611,191                 1.1
                                                        -----                 ------------               -----
        Totals................................          2,003                 $235,002,986               100.0%
                                                        =====                 ============               =====

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1997..........................................              5                $    740,514                 0.3%
1998..........................................            815                  99,201,515                42.2
1999..........................................          1,183                 135,060,958                57.5
                                                        -----                ------------               -----
        Totals................................          2,003                $235,002,986               100.0%
                                                        =====                ============               =====

      Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)

                                                  Number of           Aggregate Principal           Percent of
Range of Maximum Mortgage Rates                 Mortgage Loans        Balance Outstanding           Loan Group
-------------------------------                 --------------        -------------------           ----------
12.50%-12.99%..............................              3              $    319,353                    0.1%
13.00%-13.49%..............................              3                   551,803                    0.2
13.50%-13.99%..............................             13                 1,605,206                    0.7
14.00%-14.49%..............................             21                 3,018,444                    1.3
14.50%-14.99%..............................             76                 9,412,234                    4.0
15.00%-15.49%..............................            115                16,575,748                    7.1
15.50%-15.99%..............................            239                32,464,942                   13.8
16.00%-16.49%..............................            272                33,815,429                   14.4
16.50%-16.99%..............................            363                42,389,445                   18.0
17.00%-17.49%..............................            295                33,631,498                   14.3
17.50%-17.99%..............................            327                34,238,271                   14.6
18.00%-18.49%..............................            138                13,350,278                    5.7
18.50%-18.99%..............................             68                 7,491,889                    3.2
19.00%-19.49%..............................             40                 3,709,964                    1.6
19.50%-19.99%..............................             21                 1,807,608                    0.8
20.00%-20.49%..............................              8                   599,873                    0.3
20.50%-20.99%..............................              1                    21,000                    0.0
                                                     -----              ------------                  -----
   Totals..................................          2,003              $235,002,986                  100.0%
                                                     =====              ============                  =====

---------------
(1) As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.55% per annum to 20.75% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans was 16.69% per annum.

       Prepayment Penalties for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None .........................................           913                 $110,541,390                47.0%
12 months.....................................            31                    3,951,151                 1.7
24 months.....................................           465                   59,939,215                25.5
36 months.....................................           498                   50,871,585                21.6
60 months.....................................            96                    9,699,646                 4.1
                                                       -----                 ------------               -----
        Totals................................         2,003                 $235,002,986               100.0%
                                                       =====                 ============               =====

---------------
(1) The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans having prepayment penalties is approximately 31 months.

            Product Type for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Loan Type                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
1/29 Loan ....................................            124                $ 15,227,430                8.6%
2/28 Loan.....................................            868                 105,906,961                59.8
3/27 Loan.....................................            370                  40,139,202                22.7
5/25 Loan.....................................             22                   3,150,030                 1.8
Six Month LIBOR Loan..........................            114                  16,901,758                 7.2
                                                        -----                ------------              ------
        Totals................................          2,003                $235,002,986              100.0%
                                                        =====                ============              =====

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
April 1999.................................             2                $  228,994                     0.1%
May 1999...................................             4                   625,156                     0.3
July 1999..................................            43                 6,938,972                     3.0
August 1999................................            39                 5,010,596                     2.1
September 1999.............................            36                 5,925,861                     2.5
November 1999..............................             1                    53,432                     0.0
January 2000...............................            45                 5,472,201                     2.3
February 2000..............................            55                 5,988,661                     2.5
March 2000.................................            37                 4,857,709                     2.1
April 2000.................................             6                   851,064                     0.4
May 2000...................................             1                    99,521                     0.0
June 2000..................................             4                   793,755                     0.3
July 2000..................................             8                 1,195,416                     0.5
August 2000................................            20                 2,350,342                     1.0
September 2000.............................            48                 5,672,383                     2.4
October 2000...............................            16                 1,326,815                     0.6
November 2000..............................            25                 2,517,848                     1.1
December 2000..............................            18                 2,119,059                     0.9
January 2001...............................           377                46,569,232                    19.8
February 2001..............................           326                36,996,801                    15.7
March 2001.................................           301                35,326,970                    15.0
April 2001.................................            22                 1,829,592                     0.8
May 2001...................................             1                    58,245                     0.0
June 2001..................................             2                   107,385                     0.0
July 2001..................................             5                   466,729                     0.2
August 2001................................             3                   172,164                     0.1
September 2001.............................             1                   111,156                     0.0
October 2001...............................             1                    29,908                     0.0
November 2001..............................             1                   143,801                     0.1

                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
December 2001..............................              1                    36,692                     0.0
January 2002...............................            176                19,934,638                     8.5
February 2002..............................            162                16,067,794                     6.8
March 2002.................................            173                19,736,825                     8.4
April 2002.................................              7                   560,150                     0.2
June 2003..................................              1                   345,998                     0.1
January 2004...............................             10                 1,609,685                     0.7
February 2004..............................             11                 1,217,885                     0.5
March 2004.................................             12                 1,521,550                     0.6
April 2004.................................              2                   132,000                     0.1
                                                     -----              ------------                   -----
   Totals..................................          2,003              $235,002,986                   100.0%
                                                     =====              ============                   =====